Exhibit 10.2h





INTERNAL REVENUE SERVICE                           DEPARTMENT OF THE TREASURY
DISTRICT DIRECTOR
P O BOX A-3617 DPN20-6
CHICAGO, IL 60690
                                               Employer Identification Number:
                                                   36-2425517
Date:  DEC 11 1992                             File Folder Number:
                                                   360000392
                                               Person to Contact:
                                                   JOSEPH SALEMI
ALLIED TUBE AND CONDUIT CORPORATION            Contact Telephone Number:
14100 SOUTH LATHROP                                (312)886-9587
HARVEY, IL 60426                               Plan Name:
                                                UNION RETIREMENT SAVINGS AND
                                                 INVESTMENT PLAN
                                               Plan Number: 007

Dear Applicant:

     We have made a favorable determination on your plan, identified above, based on the information supplied. Please keep this letter in your permanent records.

     Continued qualification of the plan under its present form will depend on its effect in operation. (See section 1.401-1(b)(3) of the Income Tax Regulation.) We will review the status of the plan in operation periodically.

          The enclosed document explains the significance of this favorable determination letter, points out some features that may affect the qualified status of your employee retirement plan, and provides information on the reporting requirements for your plan. It also describes some events that automatically nullify it. It is very important that you read the publication.

     This letter relates only to the status of your plan under the Internal Revenue Code. It is not a determination regarding the effect of other federal or local statutes.

     This determination letter is applicable for the amendment(s) adopted on August 14, 1992.

     This letter is based upon the certification and demonstrations you submitted pursuant to Revenue Procedure 91-66. Therefore, the certification and demonstrations are considered an integral part of this letter, Accordingly, YOU MUST KEEP A COPY OF THESE DOCUMENTS AS A PERMANENT RECORD OR YOU WILL NOT BE ABLE TO RELY ON THE ISSUES DESCRIBED IN REVENUE PROCEDURE 91-66.

     Sections 4.03 and 4.04 of Rev. Proc. 91-66 place limitations upon the plan years for which this letter may be relied upon as to whether the plan meets the requirements of Code section 401(a)(4).

ALLIED TUBE AND CONDUIT CORPORATION


     If you have questions concerning this matter, please contact the person whose name and telephone number are shown above.

                                        Sincerely yours,




                                        /s/Marilyn W. Day
                                        Marilyn W. Day
                                        District Director


Enclosures#
Publication 794
PWMA 515